Exhibit 10.22

WAIVER

dated as of April 1, 2004

to

SEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of June 26, 2001

CSC HOLDINGS, INC., a Delaware corporation (the “Company”), the Restricted Subsidiaries (as defined in the Credit Agreement referred to below) that are parties to such Credit Agreement, the lenders that are parties to such Credit Agreement (the “Banks”) and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the “Administrative Agent”), agree as follows:

ARTICLE I

WAIVER

Upon and after the Waiver Effective Date (as defined in Section 3.5 hereof), the Majority Banks hereby waive compliance with Section 9.22 of the Credit Agreement with respect to, but only with respect to, the requirement that the Non-Recurring Charges (as defined below) in a total amount of up to $21,500,000 to be taken by the Company during the calendar quarter ending March 31, 2004 be annualized in the calculation of Annualized Operating Cash Flow for any period ending on or after March 31, 2004.  For the avoidance of doubt, the parties hereby confirm that, with respect to Section 3.03 and all other provisions of the Credit Agreement, there is no waiver of compliance with the requirement that the Non-Recurring Charge be annualized in the calculation of Annualized Operating Cash Flow.  For purposes of this Waiver, “Non-Recurring Charges” shall mean (i) the one time net charges taken in March of 2004 in connection with the YES Network arbitration award in the amount not in excess of $12,000,000 and (ii) the one time charges taken in the first quarter of 2004 in connection with the retirement of two senior executives in the amount not in excess of $9,500,000.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1.           Representations and Warranties.  Each of the Company and the Restricted Subsidiaries that are parties to the Credit Agreement represents and warrants as follows:

(a)          Credit Agreement Representations and Warranties.  Each representation and warranty made by the Company and such Restricted Subsidiaries in the Credit Agreement is true and correct at and as of the date hereof, except to the extent that such representation and warranty expressly relates to an earlier date.

(b)         No Default.  No Default or Event of Default shall have occurred and be continuing both before and after giving effect to this Waiver.

Section 2.2.           Survival.  Each of the foregoing representations and warranties shall be made at and as of the Waiver Effective Date and shall constitute a representation and warranty of the Company and the Restricted Subsidiaries made under the Credit Agreement and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or misleading in any material respect when made.  Each of the representations and warranties made under the Credit Agreement (and including those representations and warranties made herein) shall survive and not be waived by the execution and delivery of this Waiver.

ARTICLE III

MISCELLANEOUS

Section 3.1.           Governing Law.  This Waiver shall be construed in accordance with and governed by the laws of the State of New York.

Section 3.2.           Counterparts.  This Waiver may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

Section 3.3.           Expenses.  The Company hereby agrees to pay or reimburse the Administrative Agent for all reasonable fees and expenses, including attorneys’ fees, incurred in connection with the negotiation, preparation, execution and delivery of this Waiver.

Section 3.4.           Continued Effectiveness.  The Credit Agreement as modified by this Waiver is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 3.5.           Waiver Effective Date.  This Waiver shall become effective as of the date first written above (the “Waiver Effective Date”) on the first date when this Waiver shall have been duly executed and delivered by the Company, each of the Restricted Subsidiaries that are parties to the Credit Agreement, the Administrative Agent and the Majority Banks.

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2

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the day and year first above written.

CSC HOLDINGS, INC.

By
Name:
Title:

CABLEVISION OF CONNECTICUT CORPORATION

CABLEVISION AREA 9 CORPORATION

CABLEVISION FAIRFIELD CORPORATION

COMMUNICATIONS DEVELOPMENT CORPORATION

CABLEVISION SYSTEMS DUTCHESS CORPORATION

CABLEVISION SYSTEMS EAST HAMPTON CORPORATION

CABLEVISION SYSTEMS GREAT NECK CORPORATION

CABLEVISION SYSTEMS HUNTINGTON CORPORATION

CABLEVISION SYSTEMS ISLIP CORPORATION

CABLEVISION SYSTEMS LONG ISLAND CORPORATION

CABLEVISION SYSTEMS SUFFOLK CORPORATION

CABLEVISION SYSTEMS WESTCHESTER CORPORATION

CABLEVISION OF CLEVELAND G.P., INC.

CABLEVISION OF CLEVELAND L.P., INC.

TELERAMA, INC.

CABLEVISION OF THE MIDWEST HOLDING CO., INC.

CSC ACQUISITION CORPORATION

CSC ACQUISITION - NY, INC.

CSC ACQUISITION - MA, INC.

A-R CABLE SERVICES - NY, INC.

CABLEVISION LIGHTPATH, INC.

CABLEVISION OF BROOKLINE, INC.

CABLEVISION SYSTEMS BROOKLINE CORPORATION

ARSENAL MSUB 2, INC.

PETRA CABLEVISION CORPORATION

SUFFOLK CABLE CORPORATION

SAMSON CABLEVISION CORP.

SUFFOLK CABLE OF SMITHTOWN, INC.

SUFFOLK CABLE OF SHELTER ISLAND, INC.

CABLEVISION SYSTEMS NEW YORK CITY CORPORATION

CABLEVISION OF WAPPINGERS FALLS, INC.

CABLEVISION OF BROOKHAVEN, INC.

CABLEVISION OF SOUTHERN WESTCHESTER, INC.

CABLEVISION OF OAKLAND, INC.

CABLEVISION OF PATERSON, INC.

CABLEVISION OF ROCKLAND/RAMAPO, INC.

CABLEVISION OF WARWICK, INC.

MONTAGUE CABLE COMPANY, INC.

CSC TKR, INC.

CSC TKR I, INC.

CABLEVISION MFR, INC.

CABLEVISION OF MONMOUTH, INC.

CABLEVISION OF HUDSON COUNTY, INC.

CABLEVISION OF NEW JERSEY, INC.

CSC GATEWAY CORPORATION

CABLEVISION OF LITCHFIELD, INC.

151 S. FULTON STREET CORPORATION

By
Name:
Title:

of each of the above-named corporations

CSC GATEWAY CORPORATION CABLEVISION OF NEW JERSEY, INC., each a General Partner of Cablevision of Newark

CABLEVISION OF NEW JERSEY, INC. CSC GATWEWAY CORPORATION each a General Partner of Cablevision of Newark

CABLEVISION SYSTEMS BROOKLINE CORPORATION Managing General Partner of Cablevision of Ossining, L.P.

CABLEVISION AREA 9 CORPORATION, General Partner of Cablevision of Connecticut, L.P.

CABLEVISION OF CLEVELAND G.P., INC., General Partner of Cablevision of Cleveland, L.P.

CABLEVISION FAIRFIELD CORPORATION, General Partner of Cablevision Systems of Southern Connecticut, L.P.

CSC TKR, INC., General Partner of KRC/CCC Investment Partnership

By:
Name:
Title:
of each of the above corporate general partners

TORONTO DOMINION (TEXAS), INC., as Administrative Agent and a Bank

By
Name:
Title:

BANK OF AMERICA, N.A.

By
Name:
Title:

THE BANK OF NEW YORK

By
Name:
Title:

THE BANK OF NOVA SCOTIA

By
Name:
Title:

JPMORGAN CHASE BANK

By
Name:
Title:

FLEET NATIONAL BANK

By
Name:
Title:

CITIBANK, N.A.

By
Name:
Title:

CITICORP USA, INC.

By
Name:
Title:

MIZUHO CORPORATE BANK, LTD.

By
Name:
Title:

BANK OF MONTREAL

By
Name:
Title:

BARCLAYS BANK PLC

By
Name:
Title:

BNP PARIBAS

By
Name:
Title:

By
Name:
Title:

CREDIT LYONNAIS NEW YORK BRANCH

By
Name:
Title:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By
Name:
Title:

By
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By
Name:
Title:

ROYAL BANK OF CANADA

By
Name:
Title:

SOCIETE GENERALE

By
Name:
Title:

SUNTRUST BANK

By
Name:
Title:

BANK ONE, NA

By
Name:
Title:

BEAR STEARNS CORPORATE LENDING INC.

By
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By
Name:
Title:

MELLON BANK, N.A.

By
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION

By
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.

By
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION

By
Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By
Name:
Title:

NATEXIS BANQUES POPULAIRES

By
Name:
Title:

CREDIT INDUSTRIEL ET COMMERCIAL

By
Name:
Title: